Basis of Consolidation	12 Months Ended
Dec. 31, 2021
Basis Of Consolidation [Abstract]
Basis of Consolidation	Basis of Consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries, and its structured entities as at December 31, 2021.

Subsidiaries and structured entities are fully consolidated from the date of acquisition, which is the date the Company obtains control, and continue to be consolidated until the date that this control ceases. The financial statements of the subsidiaries and structured entities are prepared as at December 31, 2021 and December 31, 2020. All intercompany balances are eliminated.

Joint ventures and associates are accounted for using the equity method, and joint operations are accounted for by the Company recognizing its share of assets, liabilities, revenue, and expenses of the joint operation.